Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

#8 AMENDMENT TO THE SERVICES AGREEMENT BETWEEN BOTTOMLINE TECHNOLOGIES, INC. AND BANK OF AMERICA, N.A.

Supplier Name:	Bottomline Technologies (de), Inc.	Agreement Number:	CW136262

Supplier Address:	325 Corporate Drive Portsmouth, NH 03801 United States	Addendum Number:	CW340957

Supplier Telephone:	1-603-436-0700	Addendum Effective Date:	January 5, 2012

This Amendment made and entered into this 5th day of January, 2012 by and between BOTTOMLINE TECHNOLOGIES, INC. (hereinafter referred to as “Tech”) and BANK OF AMERICA, N.A. (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Tech, as a subcontractor of the Bank, currently provides PayMode Processing Services to Bank Customers pursuant to the Services Agreement (CW 136262) (the “Agreement”);

WHEREAS, Bank requires a Change Request to set up [**] as described in Attachment A;

NOW, THEREFORE, in consideration of the premises hereof and the mutual benefits to be derived hereby, the Agreement is hereby amended by adding the following provisions as follows:

A.	Amendment to Schedule A, Section 2 (Description of Services):

Change Request and Problem Report Form

Project Name:	[**] Set-up		Request Number:
Statement of Work #
Submitted by:	Bill Wardwell		Date:
Date Logged:
Description of Change (Attach pages as needed):

[**] implementation fee, in Services Agreement category “disburser sending healthcare [**]”

-        Support healthcare implementation of [**], including receipt of a single file format, processing, formatting of data to [**], and creation of a single [**] form at [**], all utilizing the standard Paymode-X for Healthcare data elements at the payment, claim and [optionally] service levels.

-        Successful implementation of any healthcare electronic payments client requires that the client send sufficient data for the generation of HIPAA compliant output

Time to Resolve:	12/31/2011	Date of Resolution:
Contract Amendment Required (Yes or No Supply Chain Mgmt. decision): Yes Date: 11/28/2011

Price to Implement:

-24 hours development @ rate card $[**] hour = $[**]

-24 hours quality assurance @ rate card $[**] = $[**]

-Development of one [**] form by [**] = $[**]

*Significant rework requested by the client after initial form development may incur additional costs. Such rework would include changes from portrait to landscape, or changes to a printed format element that necessitates re-placing of multiple additional elements.

Total Cost = $[**]

Resolution Decision
Accepted ( X )	Rejected ( )	Accepted (X )	Rejected ( )

LOB Project Manager Bill Wardwell Date 11/28/2011		Supplier Project Manager Date
Supply Chain Management Approver:		Date Executed:
Bank of America Representative:

Date:	Signed:

E. Inconsistencies: In the event of any inconsistencies in the terms of the Services Agreement and this Amendment, the terms of this Amendment shall control with respect to the provisions set out herein.

F. All Other Provisions: Except as to the terms amended by this Amendment, all other terms and conditions of the Services Agreement are declared by the parties to be in full force and effect, and except as otherwise provided in this Amendment, all defined terms used in this Amendment shall have the meanings set forth for such terms in the Services Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives this 5th day of December, 2011.

(“Bank”)		(“Tech”)
Bank of America, N.A.		Bottomline Technologies (de), Inc.

/s/ Dani L. Folsom	1/5/12	/s/ Eric Morgan	1/5/12
Signature	Date	Signature	Date

Dani Folsom		Eric Morgan
(Printed Name)		(Printed Name)

VP, Sourcing Manager		VP, Global Controller
(Title)		(Title)